Prospectus Supplement	July 29, 2013

Putnam VT American Government Income Fund
Prospectuses dated April 30, 2013

Putnam VT Income Fund
Prospectuses dated April 30, 2013

For Putnam VT American Government Income Fund, the sub-section Your fund’s management in the section Fund summary or Fund summaries and the table containing biographical information of the portfolio managers of Putnam VT American Government Income Fund in the section Who oversees and manages the fund? or Who oversees and manages the funds? are supplemented to reflect that the fund’s portfolio manager is now solely Michael Salm.

For Putnam VT Income Fund, the sub-section Your fund’s management in the section Fund summary or Fund summaries and the table containing biographical information of the portfolio managers of Putnam VT Income Fund in the section Who oversees and manages the fund? or Who oversees and manages the funds? are supplemented to reflect that the fund’s portfolio managers are now Brett Kozlowski, Michael Murphy and Michael Salm.

Additional information regarding each fund’s portfolio managers, including their business experience during the past five years, is set forth in the prospectuses.

PUTNAM INVESTMENTS	282951 -7/13